Patrick A. Flume, MD, on behalf of the study team Medical University of South Carolina Charleston, SC, United States Workshop 17: New & Emerging Therapies to Correct the Basic Defect EVALUATION OF NOVEL CFTR MODULATOR COMBINATIONS OF CORRECTOR PTI-801, POTENTIATOR PTI-808, AND AMPLIFIER PTI-428 IN CF SUBJECTS 33° NORTH AMERICAN CYSTIC FIBROSIS CONFERENCE October 31 – November 2, 2019 Nashville, TN Exhibit 99.1

Speaker’s Disclosures Grant support Bayer Healthcare AG Corbus Pharmaceuticals Cystic Fibrosis Foundation Therapeutics Galapagos Insmed National Institutes of Health Novartis Novoteris Proteostasis Therapeutics, Inc Savara Sound Pharmaceuticals, Inc Vertex Pharmaceuticals, Inc Consultant Corbus Pharmaceuticals Eloxx Pharmaceuticals Horizon Pharma Insmed Ionis Pharmaceuticals McKesson Novartis Proteostasis Therapeutics, Inc Savara Vertex Pharmaceuticals, Inc

# Proteostasis Therapeutics' Approach to Restoration of CFTR Activity

Novel CFTR modulators have been tested in multiple clinical paridigms

| | Regulatory Designation | Double combination | Triple combination |
|---|---|---|---|
| **Potentiator PTI-808** | Fast Track (FDA) | ✓ | ✓ |
| **Corrector PTI-801** | Fast Track (FDA) | ✓ | ✓ |
| **Amplifier PTI-428** | Breakthrough Therapy (FDA) Orphan Drug (FDA, EMA) | | ✓ |


Conductance
Activity
Stability
Folding
Translation
Splicing
Transcription
PTI-808
Potentiator
PTI-801
Corrector
PTI-428
Amplifier

Exploring the Capacity for More in F508del Homozygous HBE Cells Control TEZ IVA PTI-801 PTI-808 PTI-428 PTI-801 PTI-808 ELX TEZ IVA ELX IVA New CFTR modulator combinations increase chloride transport in primary HBE cells 71% 84% 89% 73% 38% 12%

# Double and Triple Combination Study Design

- **CF Subjects** ≥ 18 years of age
- **Lung function** 40-90% (ppFEV1)
- **Not taking CFTR modulator therapies**



F508del homozygous not taking CFTR modulator therapies
PTI-801/PTI-808 Cohort 1
PTI-801/PTI-808 Cohort 2
PTI-801/PTI-808 Cohort 3
Placebo
PTI-808 lead-in
PTI-801/PTI-808/PTI-428 Cohort 1
PTI-808 lead-in
PTI-801/PTI-808/PTI-428 Cohort 2
Placebo
Screening period
-7
Day 1
7
14

**Primary Objectives**

- Safety and tolerability of dose combinations of **PTI-801**, **PTI-808** and **PTI-428**

**Secondary Objectives**

- PK profile of multiple dose combinations
- Treatment effect on $FEV_1$ over time

**Exploratory Objectives**

- Treatment effect on sweat chloride

Double combination Triple combination Low dose double n=9 Mid dose double n=5 Placebo n=4 Cohort 1 n=12 Cohort 2 n=13 Placebo n=6 PTI-801 dose 200 mg 300 mg - 200 mg 600 mg - PTI-808 dose 100 mg 300 mg - 300 mg 150 mg - PTI-428 dose - - - 30 mg 30 mg - Age, year (mean SD) 36.1 (12.4) 26.0 (8.8) 26.3 (4.5) 29.7 (9.6) 35.3 (10.6) 27.8 (7.0) Baseline ppFEV1 (mean, SD) 57.0 (16.6) 50.7 (12.7) 69.6 (7.1) 54.1 (10.3) 66.6 (13.4) 65.0 (12.6) Baseline sweat chloride mmol/L (mean, SD) 99.9 (10.6) 98.7 (13.4) 109.5 (1.4) 104.5 (9.2) 100.3 (8.1) 93.8 (8.1) BMI, kg/m2 (mean, SD) 22.2 (2.1) 22.3 (0.9) 22.7 (2.3) 20.1 (2.0) 22.9 (4.2) 19.9 (2.2) Subjects with lung colonization status* 0 0 1 1 2 2 Double and Triple Combination Study Demographics *Lung Colonization status associated with a more rapid decline in pulmonary status (e.g., Burkholderia cenocepacia and Mycobacterium abscessus) excluded in the ad hoc subset analysis for triple combination

Double combination Triple combination Low dose double n=9 Mid dose double n=5 Placebo n=4 Cohort 1 n=12 Cohort 2 n=13 Placebo n=6 PTI-801 dose 200 mg 300 mg - 200 mg 600 mg - PTI-808 dose 100 mg 300 mg - 300 mg 150 mg - PTI-428 dose - - - 30 mg 30 mg - Subjects completed study (n) 8 5 4 11 13 6 Safety summary and key respiratory adverse events (n) At least one AE 8 3 4 11 9 5 Pulmonary exacerbation* 0 0 0 1 0+ 1 Cough 1 0 0 0 0 1 Chest discomfort 1 1 0 0 0 0 Dyspnoea 0 0 0 0 1 0 Other adverse events (n) Nausea (most frequent AE in triple study) 0 0 0 1 1 2 Headache (most frequent AE in double study) 2 0 1 1 0 1 Double and Triple Combinations Generally Well Tolerated *Excluded in the ad hoc subset analysis +1 PE post treatment period

# Statistical Significance in **Improvement in Lung Function** Achieved with both Double and Triple Combinations

**PTI Double Combination**
**PTI-801: 300 mg, PTI-808: 300 mg**



LS Mean Change from Baseline in percent ppFEV1
10
5
0
-5
n=5
n=4
placebo
0
7
14
Study Day

**Double combination resulted in a +6.6 $ppFEV_1$ improvement compared to placebo***

**PTI Triple Combination**
**PTI-801: 600 mg, PTI-808: 150 mg, PTI-428: 30 mg**



LS Mean Change from Baseline in percent ppFEV1
10
5
0
-5
n=8
n=3
placebo
0
7
14
Study Day

**Triple combination resulted in a +8 $ppFEV_1$ improvement compared to placebo***

**Subgroup analysis from data disclosed March 25, 2019. For more information on detailed study design visit clinicaltrials.gov – NCT03140527, NCT03251092, NCT03500263*

# Statistical Significance in Sweat Chloride Improvement Achieved in both Double and Triple Combinations

**PTI Double Combination**
**PTI-801: 300 mg, PTI-808: 300 mg**


LS Mean Change from Baseline in Sweat Chloride (mM)
10
0
-10
-20
n=2
n=4
placebo
0
7
14
Study Day

**Double combination resulted in -12 mM improvement in sweat chloride compared to placebo***

**PTI Triple Combination**
**PTI-801: 600 mg, PTI-808: 150 mg, PTI-428: 30 mg**


LS Mean Change from Baseline in Sweat Chloride (mM)
10
0
-10
-20
n=6
n=10
placebo
0
7
14
Study Day

**Triple combination resulted in -24 mM improvement in sweat chloride compared to placebo***

**Subgroup analysis from data disclosed March 25, 2019. For more information on detailed study design visit clinicaltrials.gov – NCT03140527, NCT03251092, NCT03500263*

PTI-808 exposure PTI-801 exposure low high Double Triple Drug Exposure Driven Sweat Chloride Improvement in Subjects Treated with PTI-801 and PTI-808

# Double and Triple Combination Phase 2 **Study Design** for Patients with **at least one F508del Mutation**


Double (PTI-801: 600 mg PTI-808: 300 mg)
Triple (PTI-801: 600 mg PTI-808: 300 mg PTI-428: 10 mg)
Placebo
Global Phase 3 study
Screening period
Day 1
14
28

**Primary Objectives**

- Safety and tolerability

**Secondary Objectives**

- PK profile of double and triple drug combinations
- Treatment effect on $FEV_1$
- Treatment effect on sweat chloride

**Exploratory Objectives**

- CFQ-R

CF Subjects ≥ 18 years of age
Homo- or heterozygous for the F508del mutation

Lung function 40-90% ($ppFEV_1$)

BMI ≥ 16 and ≤ 30

Respiratory stability at least 28 days prior to dosing

Targeted enrollment of 30 homozygous subjects and 30 heterozygous subjects

THANK YOU Lead investigators Patrick A. Flume, MD, Damian Downey, MD, Manu Jain, MD, global study teams and all participating people with Cystic Fibrosis and their families 33° NORTH AMERICAN CYSTIC FIBROSIS CONFERENCE October 31 – November 2, 2019 Nashville, TN